This submission is being made solely to obtain series and class (i.e. contract) identifiers for the following variable universal life product under the Talcott Resolution Life Insurance Company’s (formerly, Hartford Life Insurance Company) Separate Account One (811-04315), which is administered by The Prudential Insurance Company of America:

Contract: The Hartford’s Builder (002-98140)

We are requesting these identifiers because they are required for the upcoming N-CEN filing.

Any questions on this submission should be directed to Jordan K. Thomsen of Prudential Life Insurance Company of America, at (973) 802-4193.